STEINROE VARIABLE
                                INVESTMENT TRUST
                                   PROSPECTUS

                                  JUNE 1, 2000


-        Stein Roe Balanced Fund, Variable Series
-        Stein Roe Growth Stock Fund, Variable Series
-        Stein Roe Mortgage Securities Fund, Variable Series
-        Stein Roe Money Market Fund, Variable Series

CLASS A AND B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                     * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                     * * * *

Although trust shares have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.






                      ----------- -------------------
                       NOT FDIC-   MAY LOSE VALUE
                       INSURED     NO BANK GUARANTEE
                      ----------- -------------------

THE TRUST...............................................................................................3

THE FUNDS...............................................................................................3
      Each Fund section contains the following information specific to that Fund:
      investment goal, primary investment strategy, primary investment risks, and performance history
      Stein Roe Balanced Fund, Variable Series..........................................................4
      Stein Roe Growth Stock Fund, Variable Series......................................................7
      Stein Roe Mortgage Securities Fund, Variable Series...............................................9
      Stein Roe Money Market Fund, Variable Series.....................................................12

OTHER INVESTMENTS AND RISKS............................................................................15

TRUST MANAGEMENT ORGANIZATIONS.........................................................................17
      The Trustees.....................................................................................17
      The Adviser: Stein Roe & Farnham Incorporated....................................................17
      Portfolio Managers...............................................................................17
      Rule 12b-1 Plan..................................................................................18
      Mixed and Shared Funding.........................................................................18

FINANCIAL HIGHLIGHTS...................................................................................20

SHAREHOLDER INFORMATION................................................................................24

                                    THE TRUST

SteinRoe Variable Investment Trust (Trust) includes five separate mutual funds (Funds), each with its own investment goal and strategies. This prospectus contains information about four of the Funds in the Trust:

-        Stein Roe Balanced Fund, Variable Series
-        Stein Roe Growth Stock Fund, Variable Series
-        Stein Roe Mortgage Securities Fund, Variable Series
-        Stein Roe Money Market Fund, Variable Series

Other Funds may be added or deleted from time to time. Each Fund, except for Stein Roe Money Market Fund, Variable Series, offers two classes of shares - Class A and Class B shares. Stein Roe Money Market Fund, Variable Series only offers Class A shares. Each share class has its own expense structure. This prospectus offers the Class B shares of each Fund except Stein Roe Money Market Fund, Variable Series and the Class A shares of Stein Roe Money Market Fund, Variable Series.

The Trust's Funds are investment options under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by life insurance companies (Participating Insurance Companies). Some (but not all) Participating Insurance Companies are affiliated with the investment adviser to the Funds. Participating Insurance Companies invest in the Funds through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their own VA contracts and VLI policies.




                                    THE FUNDS

DEFINING CAPITALIZATION

A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Lipper, Inc.

According to Lipper, Inc. as of December 1999, large-cap companies had market capitalizations greater than $9.0 billion, midcap companies had market capitalizations between $2.2 and $9.0 billion, and small-cap companies had market capitalizations less than $2.2 billion. These amounts are subject to change.

INVESTMENT GOAL--STEIN ROE BALANCED FUND, VARIABLE SERIES
--------------------------------------------------------------------------------
Stein Roe Balanced Fund, Variable Series, seeks high total investment return.

PRIMARY INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Fund allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Fund invests primarily in well-established companies that have large market capitalizations. The portfolio manager may invest in a company because it has a history of steady to improving sales or earnings growth that the portfolio manager believes can be sustained. He also may invest in a company because he believes its stock is priced attractively compared to the value of its assets. The Fund may invest up to 25% of its assets in foreign stocks.

The Fund also invests at least 25% of its assets in bonds. The Fund purchases bonds that are "investment grade"--that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Fund may invest in unrated bonds if the portfolio manager believes that the securities are investment-grade quality. To select debt securities for the Fund, the portfolio manager considers a bond's expected income together with its potential for price gains or losses.

The portfolio manager sets the Fund's asset allocation between stocks, bonds and cash. The portfolio manager may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
There are two basic risks for all mutual funds that invest in stocks and bonds: management risk and market risk. For bonds, market risk is primarily a factor of interest rate changes. These risks may cause you to lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.

Because the Fund invests in stocks and bonds, the price of the Fund's shares--its net asset value per share (NAV)--fluctuates daily in response to changes in the market value of the stocks and bonds.

FOREIGN SECURITIES

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

DEBT SECURITIES

The Fund's investments in debt securities, generally bonds, expose the Fund to interest rate risk. Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decrease. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds having longer maturities.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar-year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index, which are broad-based measures of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS(1)

                              [PERFORMANCE GRAPH]
1990   -0.69%
1991   27.93%
1992    7.53%
1993    9.29%
1994   -3.19%
1995   25.43%
1996   15.63%
1997   16.82%
1998   12.54%
1999   12.53%


Best quarter:  4th quarter 1999, +12.39%
Worst quarter:  3rd quarter 1990, -10.04%

                                         1 YEAR      5 YEARS      10 YEARS
Stein Roe Balanced Fund, Variable        12.53%      16.50%        11.99%
Series(1)
S&P 500 Index*                           21.03%      28.54%        18.19%
Lehman Brothers Government/              -2.15%       7.61%         7.65%
   Corporate Bond Index*
--------
*The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged groups of stocks that differ from the Fund's composition; they are not available for direct investment.






--------------------------
(1) Because the Class B shares have not completed a full calendar year, the bar chart and average annual total returns shown is for Class A shares, the oldest existing fund class.

INVESTMENT GOAL--STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
--------------------------------------------------------------------------------
Stein Roe Growth Stock Fund, Variable Series, seeks long-term growth of capital.

PRIMARY INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Fund invests primarily in the common stocks of companies with large market capitalizations. The Fund emphasizes the technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 25% of its assets in foreign stocks. To select investments for the Fund, the portfolio manager considers companies that he believes will generate earnings growth over the long term regardless of the economic environment.

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money by investing in the Fund.

Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.

Because the Fund invests in stocks, the price of its shares--its net asset value per share (NAV)--fluctuates daily in response to changes in the market value of the stocks.

The Portfolio's emphasis on certain market sectors may increase volatility in the Fund's NAV. If sectors that the Portfolio invests in do not perform well, the Fund's NAV could decrease.

FOREIGN SECURITIES

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar-year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the S&P 500 Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS(2)

                              [PERFORMANCE GRAPH]
1990   -1.65%
1991   48.03%
1992    6.63%
1993    4.97%
1994   -0.35%
1995   37.73%
1996   21.28%
1997   32.28%
1998   27.91%
1999   36.94%


Best quarter:  4th quarter 1998, +26.43%
Worst quarter:  3rd quarter 1990, -17.42%

                                           1 YEAR      5 YEARS     10 YEARS
Stein Roe Growth Stock Fund, Variable      36.94%       31.08%      19.43%
Series(2)
S&P 500 Index*                             21.03%       28.54%      18.19%
--------
*The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment.





------------------------
(2) Because the Class B shares have not completed a full calendar year, the bar chart and average annual total returns shown is for Class A shares, the oldest existing fund class.

INVESTMENT GOAL--STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES
--------------------------------------------------------------------------------
Stein Roe Mortgage Securities Fund, Variable Series, seeks the highest possible level of current income, consistent with safety of principal and maintenance of liquidity.

PRIMARY INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Under normal market conditions, the Stein Roe Mortgage Securities Fund, Variable Series invests at least 65% of its total assets in the following types of securities:

- Mortgage securities and mortgage-related (home equity, home improvement and manufactured housing) asset-backed securities;
- U.S. government securities, including U.S. treasuries and securities of various U.S. government agencies;
-        Agency pass-throughs;
-        Agency and whole-loan collateralized mortgage obligations (CMOs); and
-        Commercial mortgage-backed securities.

The Fund has wide flexibility to vary its allocation among different types of mortgage securities, U.S. government securities and the securities of non-governmental issuers based on the portfolio managers' judgment of which types of securities will outperform the others. In selecting investments for the Fund, Stein Roe considers a security's expected income together with its potential to rise or fall in price.

To select investments for the Fund, the portfolio managers looks for securities within these sectors that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The portfolio managers usually focus on securities rated AA or higher. However, the Fund may invest in securities rated investment grade (BBB) or higher. The Fund also may invest in unrated securities if Stein Roe believes the security is comparable in quality to a security that is rated at least investment grade.

TYPES OF MORTGAGE SECURITIES

Mortgage securities represent ownership interests in large, diversified pools of individual home mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. The monthly payments of principal and interest made by homeowners are in turn passed through to the mortgage investor.

The Fund invests in three major sectors of the mortgage securities universe. Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a service and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae, and Freddie Mac.

Collateralized mortgage obligations (CMOs) are backed by either agency or whole loan pass-throughs, which carry either fixed or adjustable rate interest rates. Tailored to meet investor demand, CMOs redirect principal and interest flows, thereby shifting prepayment risk to investors that are most suited to bear such risk. Typically, principal prepayments are paid sequentially to separate "tranches," which create mortgage securities of short-, medium- and long-term maturities. The Fund may buy CMOs of any maturity tranch, depending upon the portfolio manager's judgment regarding which tranch at the time offers the best relative value.

Asset-backed securities are securities backed by various types of loans such as credit card, auto and home-equity loans. The Fund generally invests in "mortgage-related" asset-backed securities, which are backed by residential first and second lien home equity, home improvement and manufactured housing loans.

Commercial mortgage-backed securities are secured by loans to office buildings, multi-family apartment buildings and shopping centers. These loans usually contain prepayment penalties which provide protection from refinancing in a declining interest rate environment.

PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. There are many circumstances (that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Interest rate risk is the risk of a decline in the price of a mortgage security when interest rates rise. In general, if interest rates rise, mortgage security prices fall; and if interest rates fall, mortgage security prices rise. Interest rate risk is generally greater for securities with longer maturities. Changes in the values of securities will not affect the amount of income the Fund receives but will affect the value of the Fund's shares.

Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, early return of principal from prepayments must be reinvested at lower interest rates, reducing the expected total rate of return for mortgage securities. During periods of rising interest rates, mortgage securities have a high risk of declining in price. This is because higher rates lead to slower prepayments, effectively extending the expected maturity of the bond at a time when interest rates are rising. Prepayment risk applies to generally all mortgage securities, regardless of whether they represent interests in pools of fixed or adjustable interest rate loans. The potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility than other types of fixed income securities.

Because the Fund may invest in securities issued by private entities, it can at times be exposed to default risk. To protect against these risks, the securities generally have some type of credit enhancement, usually a senior/subordinated structure. The portfolio manager attempts to assure that the amount of credit enhancement in each holding subject to default is commensurate with the credit rating assigned from the rating agencies. There can be no assurance that the amount of credit support will be sufficient to fully cover losses stemming from defaults of the underlying loans.

Management risk, which exists in varying amounts in all mutual funds, refers to the possibility that the portfolio manager may fail to anticipate these movements or risks, or effectively execute the Fund's strategy.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar-year total returns for its Class A shares. The performance table following the bar chart shows how the Fund's average annual returns compare with those of a broad measure of market performance for one year, five years and 10 years. We compare the Fund to the Lehman Mortgage-Backed Securities Index, a broad-based measure of market performance. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS(3)
                              [PERFORMANCE GRAPH]
1990    9.10%
1991   14.48%
1992    5.96%
1993    6.26%
1994   -1.47%
1995   15.74%
1996    4.70%
1997    9.04%
1998    6.80%
1999    1.08%


Best quarter:  3rd quarter 1991, +5.13%
Worst quarter:  1st quarter 1994, -1.77%

                                                  1 YEAR     5 YEARS    10 YEARS
Stein Roe Mortgage Securities Fund, Variable      1.08%        7.34%      7.04%
Series(3)
Lehman Mortgage-Backed Securities Index*          1.86%        7.98%      7.78%
--------
*The Lehman Mortgage-Backed Securities Index is an unmanaged group of securities that differs from the Fund's composition; it is not available for direct investment.





-----------------------
(3) Because the Class B shares have not completed a full calendar year, the bar chart and average annual total returns shown is for Class A shares, the oldest existing fund class.

INVESTMENT GOAL--STEIN ROE MONEY MARKET FUND, VARIABLE SERIES
--------------------------------------------------------------------------------
Stein Roe Money Market Fund, Variable Series, seeks high current income, consistent with capital preservation and the maintenance of liquidity.

PRIMARY INVESTMENT STRATEGY
--------------------------------------------------------------------------------
The Fund invests in a diversified portfolio of high-quality money market securities. Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality U.S. dollar-denominated obligations. The Fund invests in the following types of money market securities:

o    Securities issued or guaranteed by the U.S. government or by its agencies.
o Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
o Certificates of deposit, bankers' acceptances, time deposits and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches.
o Commercial paper of domestic or foreign issuers, including variable rate demand notes.
o Short-term debt securities having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one nationally recognized bond rating agency.
o    Repurchase agreements.
o    Other high-quality short-term obligations.

The Portfolio invests more than 25% of its total assets in securities of issuers in the financial services industry, including banks and financial companies such as mortgage companies, investment banks, brokerage companies, special purpose entities, and personal and business credit institutions

The Fund seeks to preserve the value of your investment at $1 per share.

The portfolio manager generally makes decisions on buying and selling portfolio investments based upon her judgment that the decision will improve the Fund's investment return and further its investment goal. The portfolio manager may also be required to sell portfolio investments to fund redemptions.

PRIMARY INVESTMENT RISKS
--------------------------------------------------------------------------------
The primary risks of investing in the Fund are described below. These risks could cause you to lose money by investing in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Market risk is the risk that the price of a security held by the Fund will fall due to changing market, economic, or political conditions, or due to the financial condition of the company which has issued the security. Market risk includes interest rate risk. Interest rate risk is the risk of change in the price of a security when interest rates increase or decrease. In general, if interest rates rise, securities prices fall; and if interest rates fall, securities prices rise. Changes in the values of securities usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares.

Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.

Foreign securities are subject to special risks. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of an issuer or its assets.

Because of the policy of investing more than 25% of assets in securities of issuers in the financial services industry, the Fund may be affected more adversely than competing funds by changes affecting that industry.

Financial Services Industry Concentration. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar-year total returns for its Class A shares. The chart is intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance. Performance results include any expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower. Any reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect the cost of insurance and separate account charges which are imposed under your VA contract or VLI policy.

CALENDAR-YEAR TOTAL RETURNS

                              [PERFORMANCE GRAPH]
1990    7.95%
1991    5.99%
1992    3.64%
1993    2.78%
1994    3.67%
1995    5.62%
1996    5.01%
1997    5.18%
1998    5.17%
1999    4.79%

Best quarter:  1st quarter 1990, +2.04%
Worst quarter: 3rd quarter 1993, +0.67%

                           OTHER INVESTMENTS AND RISKS

The first portion of this prospectus describes each Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, a Fund also may invest in other securities and use other investment techniques. A Fund may elect not to buy any of these other securities or use any of these other investment techniques. A Fund may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information (SAI) contains additional information about a Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in a Fund or could cause a Fund's total return to decrease. The SAI also contains a Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change a Fund's investment objective without shareholder approval.

FUTURES AND OPTIONS

Balanced Fund uses futures to gain exposure to groups of stocks or individual issuers. The Fund uses futures to invest cash pending direct investments in stocks and to enhance their return. It also uses futures and options on futures to decrease equity exposure or to adjust interest rate duration of the Fund's fixed-income security holdings. The Fund uses options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Futures and options are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund can lose money if the portfolio manager does not correctly anticipate the market movements of those underlying securities.

SHORT SALES

Balanced Fund and Small Company Growth Fund may make short sales of securities. Short selling involves the sale of borrowed securities. When the Fund thinks the price of a stock will decline, it borrows the stock and then sells the borrowed stock. When the Fund has to return the borrowed stock, it tries to buy the stock at a lower price. If the Fund is successful, it has a capital gain. If the Fund is unsuccessful and buys the stock at a higher price than the price at which it sold the stock, the Fund has a capital loss. The Fund's capital gains and losses may result in federal income tax consequences to the Fund's shareholders. Short selling involves certain risks. The Fund could have a loss if the borrowed security increases in value and if the purchased security declines in value.

PORTFOLIO TURNOVER

The Funds do not have limits on portfolio turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% (150% in the case of Small Company Growth Fund) under normal conditions. The Funds generally intend to purchase securities for long-term investment although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. Portfolio turnover increases transaction expenses, which reduce a Fund's return.

TEMPORARY DEFENSIVE POSITIONS

When Stein Roe believes that a temporary defensive position is necessary, a Fund may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. A Fund may not achieve its investment objective if it takes a defensive position.

                         TRUST MANAGEMENT ORGANIZATIONS

                                  THE TRUSTEES

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The SAI contains names of and biographical information on the Trustees.

                  THE ADVISER: STEIN ROE & FARNHAM INCORPORATED

Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, IL 60606, manages the day-to-day operations of the Funds. Stein Roe has advised and managed mutual funds since 1949. As of December 31, 1999, Stein Roe managed more than $30.1 billion in assets. For the 1999 fiscal year, the Trust paid Stein Roe management and administrative fees at the following annual rates of the average daily net assets of the specified Fund:

Stein Roe Balanced Fund, Variable Series                          0.60%
Stein Roe Growth Stock Fund, Variable Series                      0.65%
Stein Roe Mortgage Securities Fund, Variable Series               0.55%
Stein Roe Money Market Fund, Variable Series                      0.50%

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

Stein Roe may use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

                               PORTFOLIO MANAGERS

STEIN ROE BALANCED FUND, VARIABLE SERIES. Harvey B. Hirschhorn has been portfolio manager of Balanced Fund since 1996. He joined Stein Roe in 1973 and is executive vice president and chief economist and investment strategist.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES. Erik P. Gustafson is portfolio manager of Growth Stock Fund and has managed Stein Roe Growth Stock Fund and Stein Roe Young Investor Fund since 1994. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president.

STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES. Leslie W. Finnemore, a senior vice president of Stein Roe, is a co-manager of the Stein Roe Mortgage Securities Fund, Variable Series as of June, 2000. Ms. Finnemore has served as manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since 1987.

Michael Bissonnette, a senior vice president of Stein Roe, is a co-manager of the Stein Roe Mortgage Securities Fund, Variable Series as of June, 2000. Mr. Bisonnette also serves as a manager or co-manager of various other taxable income funds for Stein Roe and its affiliate, Colonial, since June, 1999. Mr. Bissonnette was a portfolio manager at APAM, Inc. from June, 1998 to June, 1999 and a portfolio manager at Caxton Corporation from July, 1996 to June, 1998. From June, 1993 to June, 1996, Mr. Bissonnette served as a portfolio manager of fixed-income funds and a vice president of Colonial.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES. Jane M. Naeseth has been portfolio manager of Money Market Fund since its inception. She has managed Stein Roe Cash Reserves Fund since 1980. Ms. Naeseth is a senior vice president of Stein Roe, which she joined in 1977.

                                 RULE 12b-1 PLAN

The Trust has adopted a plan for and on behalf of the Funds' Class B shares in accordance with Rule 12b-1 (Plan) under the Investment Company Act of 1940. The Plan allows the Funds to pay fees for the sale and distribution of their Class B shares. Under the Plan, each Fund pays the distributor a distribution fee of 0.25% of the average daily net assets attributable to the Funds' Class B shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are not subject to a distribution fee.

                            MIXED AND SHARED FUNDING

         As described above, the Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, so-called mixed and shared funding. As of the date of this Prospectus, the Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (a wholly owned subsidiary of Keyport) (Independence), American Benefit Life Insurance Company (also a wholly owned subsidiary of Keyport) (American Benefit), Liberty Life Assurance Company of Boston (an affiliate of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to Small Company Growth Fund, Transamerica Occidental Life Insurance Company, First Transamerica Life Insurance Company, Great-West Life & Annuity Insurance Company and Providian Life and Health Insurance Company. Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. (LFC). As of March 31, 2000, approximately 71.30% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). One or more of the Funds may from time to time become funding vehicles for VA contracts or VLI policies of other Participating Insurance Companies, including other entities not affiliated with Keyport, LFC or Liberty Mutual.

         The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds' financial information for the last five fiscal years. Because the Class B shares commenced investment operations on June 1, 2000, the Financial Highlights shown for the Funds' offering Class B shares are for the Funds' Class A shares, the oldest existing Fund class. The total returns in the table represent the return that investors earned assuming that they reinvested all dividends and distributions. Certain information in the tables reflects the financial results for a single Fund share. This information is included in the Funds' financial statements, which, for the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the financial statements, are included in the Funds' annual report, which is available upon request. KPMG LLP audited the financial statements for the years 1995 through 1998. The Funds' total returns presented below do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies.

                    STEIN ROE BALANCED FUND, VARIABLE SERIES

                                                                     YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                       1999         1998        1997        1996        1995
                                                     --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................   $  17.14     $  16.81    $  16.28    $  14.08    $  12.18
                                                     --------     --------    --------    --------    --------
Net investment income (a).........................       0.28         0.48        0.53        0.57        0.48
Net realized and unrealized gains
  on investments..................................       1.74         1.48        1.96        1.63        2.61
                                                     --------     --------    --------    --------    --------

Total from investment operations..................       2.02         1.96        2.49        2.20        3.09
                                                     --------     --------    --------    --------    --------
Less distributions:
   From net investment income.....................      (0.47)       (0.51)      (0.56)         --       (0.48)
   From net realized gains .......................      (0.89)       (1.12)      (1.40)         --       (0.71)
                                                     ---------    ---------   ---------   --------    --------
Total distributions...............................      (1.36)       (1.63)      (1.96)         --       (1.19)
                                                     ---------    ---------   ---------   --------    --------
Net asset value, end of year......................   $  17.80     $  17.14    $  16.81    $  16.28    $  14.08
                                                     ========     ========    ========    ========    ========
TOTAL RETURN:
Total investment return (b).......................      12.53%       12.54%      16.82%      15.63%      25.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)....................   $425,005     $361,823    $325,033    $299,184    $277,014
Ratio of expenses to average net assets (c).......       0.63%(d)     0.65%       0.66%       0.67%       0.66%
Ratio of net investment income to average net
   assets(c) .....................................       2.60%(d)     3.00%       3.18%       3.68%       3.12%
Portfolio turnover ratio .........................         43%          61%         44%         76%         66%

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES

                                                                      YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------------------
                                                        1999         1998        1997        1996        1995
                                                      --------     --------    --------    --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................   $  43.53     $  36.13    $  28.61    $  23.59     $  18.11
                                                      --------     --------    --------    --------     --------
Net investment income (loss) (a)...................      (0.03)        0.08        0.10        0.13         0.15
Net realized and unrealized gains on investments...      15.79         9.54        8.84        4.89         6.68
                                                      --------     --------    --------    --------     --------
Total from investment operations...................      15.76         9.62        8.94        5.02         6.83
                                                      --------     --------    --------    --------     --------
Less distributions:
   From net investment income......................      (0.08)       (0.10)      (0.12)         --        (0.15)
   From net realized gains ........................      (1.28)       (2.12)      (1.30)         --        (1.20)
                                                      --------     --------    --------    --------     --------
Total distributions................................      (1.36)       (2.22)      (1.42)         --        (1.35)
                                                      --------     --------    --------    --------     --------
Net asset value, end of year.......................   $  57.93     $  43.53    $  36.13    $  28.61     $  23.59
                                                      ========     ========    ========    ========     ========
TOTAL RETURN:
Total investment return (b)........................      36.94%       27.91%      32.28%      21.28%       37.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s).....................   $403,836     $271,584    $213,399    $161,879     $136,834
Ratio of expenses to average net assets (c)........       0.67%        0.70%       0.71%       0.73%        0.74%
Ratio of net investment income (loss) to average
   net assets(c)...................................      (0.05%)       0.21%       0.32%       0.49%        0.72%
Portfolio turnover ratio ..........................         70%          40%         28%         35%          41%

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

               STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES

                                                                   YEARS ENDED DECEMBER 31,
                                               -----------------------------------------------------------------
                                                    1999        1998        1997         1996         1995
                                                  --------    --------    --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  10.79    $  10.73    $   9.84     $  10.16     $   9.28
                                                  --------    --------    --------     --------     --------
Net investment income (a).....................        0.66        0.55        0.68         0.78         0.57
Net realized and unrealized gains (losses)
   on investments.............................       (0.55)       0.14        0.21        (0.30)        0.89
                                                  --------    --------    --------     --------     --------
Total from investment operations..............        0.11        0.69        0.89         0.48         1.46
                                                  --------    --------    --------     --------     --------
Less distributions:
   Dividends from net investment income.......       (0.55)      (0.63)         --        (0.80)       (0.58)
                                                  --------    --------    --------     --------     --------
Net asset value, end of year..................    $  10.35    $  10.79    $  10.73     $   9.84     $  10.16
                                                  ========    ========    ========     ========     ========
TOTAL RETURN:
Total investment return (b)...................        1.08%       6.80%       9.04%        4.70%       15.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)................    $105,898     $96,693    $ 77,173     $ 76,009     $101,778
Ratio of expenses to average net assets (c)...        0.64%(d)    0.70%       0.70%        0.70%(e)     0.69%
Ratio of net investment income to average
   net assets (c).............................        6.29%(d)    5.91%       6.59%        6.71%(f)     6.76%
Portfolio turnover ratio (g)..................          28%          8%         29%          72%         112%

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without reduction.
(e) If the Fund had paid all of its expenses and there had been no reimbursement from Stein Roe, this ratio would have been 0.72% for the year ended December 31, 1996.
(f)  Computed giving effect to Stein Roe's expense limitation undertaking.
(g)  Portfolio turnover includes dollar roll transactions.

                  STEIN ROE MONEY MARKET FUND, VARIABLE SERIES

                                                                          YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                           1999        1998         1997        1996        1995
                                                         --------    --------    --------     --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  1.000    $  1.000    $  1.000     $  1.000    $  1.000
                                                         --------    --------    --------     --------    --------
Net investment income (a)..............................     0.047       0.050       0.050        0.049       0.055
                                                         --------    --------    --------     --------    --------
Net realized and unrealized gains on investments.......        --          --          --           --          --
                                                         --------    --------    --------     --------    --------
Total from investment operations                            0.047       0.050       0.050        0.049       0.055
                                                         --------    --------    --------     --------    --------
Less distributions:....................................
   From net investment income..........................    (0.047)     (0.050)     (0.050)      (0.049)     (0.055)
                                                         --------    --------    --------     --------    --------
Net asset value, end of year...........................  $  1.000    $  1.000    $  1.000     $  1.000    $  1.000
                                                         ========    ========    ========     ========    ========
TOTAL RETURN:
Total investment return (b)............................      4.79%       5.17%       5.18%        5.01%       5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s).........................  $170,539    $101,340     $67,137      $65,461     $64,992
Ratio of expenses to average net assets (c)............      0.52%(d)    0.62%       0.65%        0.65%       0.63%
Ratio of net investment income to average net assets
   (c).................................................      4.75%(d)    4.99%       5.05%        4.90%       5.48%

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                             SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of the Funds. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Trust issues and redeems shares at NAV without imposing any selling commission, sales load or redemption charge. Shares generally are sold and redeemed at their NAV next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

HOW A FUND'S SHARE PRICE IS DETERMINED

Each Fund's share price is its NAV next determined. Each Fund determines the NAV for each share class by dividing each class's total net assets by the number of that class's total net assets by the number of that class's shares outstanding. We determine NAV at the close of regular trading on the New York Stock Exchange
(NYSE)--normally 4 p.m. New York time.

Money Market Fund. The valuation of the Money Market Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its NAV at $1 per share. The extent of any deviation between the Fund's NAV based upon market quotations or equivalents and $1 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

Other Funds. To calculate the NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Funds with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. A Fund's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading and Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of Money Market Fund at the NAV per share of $1. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at NAV, as of the record date for the distributions.

TAXES

For information regarding applicable taxes, please see the prospectus relating to your Participating Insurance Company's separate account.

OTHER CLASS OF SHARES

The Stein Roe Balanced Fund, Variable Series, Stein Roe Growth Stock Fund, Variable Series and the Stein Roe Mortgage Securities Fund, Variable Series also offer an additional class of shares, Class A shares, which are not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Adviser: Stein Roe & Farnham Incorporated

You can get more information about the Funds' investments in the Funds' semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over the last fiscal year.

You may wish to read the Funds' Statement of Additional Information (SAI) for more information on a Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Funds by writing:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111
(800) 426-3750

or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act file number:  811-05199